EX99.23(j)(2)(A)

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of David L. Babson Growth
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the David L. Babson Growth Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the David L. Babson Growth Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/H. David Rybolt
                        H. David Rybolt


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of David L. Babson Growth
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the David L. Babson Growth Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the David L. Babson Growth Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/William H. Russell
                        William H. Russell


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of David L. Babson Growth
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the David L. Babson Growth Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the David L. Babson Growth Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/Francis C. Rood
                        Francis C. Rood


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

EX99.23(j)(2)(B)

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of D. L. Babson Money
Market Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the D. L. Babson Money Market Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the D. L. Babson Money Market Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ H. David Rybolt
                        H. David Rybolt


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of D. L. Babson Money
Market Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the D. L. Babson Money Market Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the D. L. Babson Money Market Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ William H. Russell
                        William H. Russell


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of D. L. Babson Money
Market Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the D. L. Babson Money Market Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the D. L. Babson Money Market Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ Francis C. Rood
                        Francis C. Rood


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

EX99.23(j)(2)(C)

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of D. L. Babson Tax-Free
Income Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the D. L. Babson Tax-Free Income Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the D. L. Babson Tax-Free Income Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ H. David Rybolt
                        H. David Rybolt


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of D. L. Babson Tax-Free
Income Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the D. L. Babson Tax-Free Income Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the D. L. Babson Tax-Free Income Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ William H. Russell
                        William H. Russell


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of D. L. Babson Tax-Free
Income Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the D. L. Babson Tax-Free Income Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the D. L. Babson Tax-Free Income Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ Francis C. Rood
                        Francis C. Rood


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

EX99.23(j)(2)(D)

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Babson-Stewart Ivory
International Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Babson-Stewart Ivory International Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Babson-Stewart Ivory International Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 29th day of July, 1999.

                        /s/ Richard J. Phelps
                        Richard J. Phelps


Sworn to before me this of 29th day of July, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Babson-Stewart Ivory
International Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Babson-Stewart Ivory International Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Babson-Stewart Ivory International Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 29th day of January, 1999.

                        /s/ William H. Russell
                        William H. Russell


Sworn to before me this of 29th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Babson-Stewart Ivory
International Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Babson-Stewart Ivory International Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Babson-Stewart Ivory International Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 29th day of January, 1999.

                        /s/ Francis C. Rood
                        Francis C. Rood


Sworn to before me this of 29th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Babson-Stewart Ivory
International Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Babson-Stewart Ivory International Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Babson-Stewart Ivory International Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 29th day of January, 1999.

                        /s/ James T. Jensen
                        James T. Jensen


Sworn to before me this of 29th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

EX99.23(j)(2)(E)

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Shadow Stock Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Shadow Stock Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Shadow Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ H. David Rybolt
                        H. David Rybolt


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Shadow Stock Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Shadow Stock Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Shadow Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ William H. Russell
                        William H. Russell


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.

                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Shadow Stock Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Shadow Stock Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Shadow Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 28th day of January, 1999.

                        /s/ Francis C. Rood
                        Francis C. Rood


Sworn to before me this of 28th day of January, 1999.



     Chareen C. Smith, Notary Pub1ic
     County of Jackson, State of Missouri


My commission expires May 1, 2001.